Exhibit 10.2

AMENDMENT NO. 1

TO

Amended and Restated Limited Liability Company Agreement

Of

iBio CMO LLC

February 23, 2017

This Amendment No. 1 (this “Amendment”) to that certain Amended and Restated Limited Liability Company Agreement (the “Agreement”) of iBio CMO LLC, a Delaware limited liability company (the “Company”), is entered into by and between Bryan Capital Investors LLC, a Texas limited liability company (“Bryan”), and iBio, Inc., a Delaware corporation (“iBio” and, together with Bryan, the “Members”), effective as of the date set forth above. Capitalized terms used and not defined herein shall have the meanings specified in the Agreement.

RECITALS

WHEREAS, Section 9.3 of the Agreement provides that any amendment to the Agreement shall be effective only if set forth in a writing duly executed by each of the Members; and

WHEREAS, the Members desire to amend the Agreement as set forth below.

Agreement

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth herein, the Members hereby amend the Agreement as follows:

1.             Section 3.1(a)(ii)(A) of the Agreement is amended by adding the following proviso at the end of such section:

“; provided, that Bryan shall have the right to appoint one Manager so long as Bryan or any of its Affiliates holds any interest in the Company.”

2.             Section 5.1 of the Agreement is amended by adding the following sentence as the last sentence of Section 5.1:

“Notwithstanding the foregoing, for so long as any shares of the iBio CMO Preferred Tracking Stock of iBio, par value $0.001 per share (the “Preferred Tracking Stock”), are issued or outstanding, no Member shall make any additional Capital Contributions without the prior written consent of the Members; provided, that if the Board determines that additional Capital Contributions are required, the Members will negotiate in good faith the terms of such additional Capital Contributions, including, without limitation, the modification of the terms of the Preferred Tracking Stock.”

3.          No Other Amendments. Except as expressly amended hereby, the Agreement is in all respects ratified and confirmed and all the terms, conditions, and provisions thereof shall remain in full force and effect.

4.          Other Miscellaneous Terms. The provisions of Article 9 (Miscellaneous) of the Agreement shall apply mutatis mutandis to this Amendment, and to the Agreement as modified by this Amendment, taken together as a single agreement, reflecting the terms as modified hereby.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the undersigned as of the date first written above.

Bryan Capital Investors LLC

By:	/s/Tim Sullivan
Name:	Tim Sullivan
Title:	Chief Financial Officer

Signature Page to

Amendment No. 1 to Amended and Restated Limited Liability Company Agreement

of iBio CMO LLC

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the undersigned as of the date first written above.

iBio, Inc.

By:	/s/Robert B. Kay
Name:	Robert B. Kay
Title:	Executive Chairman and CEO

Signature Page to

Amendment No. 1 to Amended and Restated Limited Liability Company Agreement

of iBio CMO LLC